Prospectus Supplement February 3, 1999*

Strategist Growth and Income Fund, Inc. (Nov. 27, 1998) S-6122 D (11/98)

The following paragraph will be added to the "Portfolio management team" section for Total Return Portfolio:

Jake Hurwitz and Kent Kelley began managing the equity portion of the Portfolio in January 1999. Jake also manages the equity portion of IDS Strategy Aggressive Fund. Previously, Jake served as senior vice president at Travelers Investment Management Company, an affiliate of Smith Barney Asset Management. Kent also manages the equity portion of IDS Strategy Aggressive Fund. Previously, Kent was chief executive officer of Travelers Investment Management Company.


S-6122-21 (2/99)
*Valid until next prospectus update

Destroy-Nov. 30, 1999